Exhibit 99.1

HSV‐1 virus Virios Therapeutics, Inc. (Nasdaq: “VIRI”) New Scientific Paradigm Exploring Herpes Simplex 1  (HSV‐1) Virus Activation as Potential Underlying Cause  of Fibromyalgia and Other Chronic Conditions Corporate Update Q4, 2021 1

Forward Looking Statements 2  Statements in this presentation contain “forward-looking statements” that are subject to substantial risks and uncertainties. Forward-looking statements contained in this presentation may be identified by the use of words such as “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words, and include, without limitation, all statements other than those regarding historical facts, statements regarding Virios Therapeutics, Inc.’s expectations regarding our future financial or business performance, plans, prospects, trends or strategies, objectives of management, competition and other financial and business matters; the potential, safety, efficacy, and regulatory and clinical progress of our current and prospective product candidates, planned clinical trials and preclinical activities, and projected research and development costs; the estimated size of the market for our product candidates; and the timing and success of our development and commercialization of our anticipated product candidates and the market acceptance thereof. Forward-looking statements are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the outbreak of the novel coronavirus disease, COVID-19, has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidate; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; our product candidates may cause serious adverse side effects; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and significant costs as a result of operating as a public company. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC”) and elsewhere in our filings and reports with the SEC. While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed implied) are made about the accuracy of any such forward-looking statements.  This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Neither we nor our affiliates, advisors or representatives makes any representation as to the accuracy or completeness of that data or undertake to update such data after the date of this presentation.  You should read the documents that we have filed with the SEC for more complete information about us. We encourage you to read such documents in full for more detailed information on statistics, reports and clinical trials referenced in this presentation. You may access these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov.

Virios Therapeutics Summary 3 Virios Team and Board of Directors Have Led Development or Commercialization for Two of Three FDA Approved FM Medicines The Fibromyalgia (FM) Market is Large, but Dissatisfied – Highlighting Significant Commercial Potential for a Differentiated New FM Treatment Novel Combination Antiviral Therapy, Oral IMC-1 (famciclovir + celecoxib), is Supported by Significant Pain Reduction Benefits in Phase 2a FM Trial • IMC-1 Enjoys Composition Of Matter IP to 2033 • First Ever “FDA Fastrack Review” Designation for FM Treatment

Proven Leadership Team with Experience in Fibromyalgia (FM) Development and Commercialization 4 Pharma Brand Development &  Commercialization Experience  Includes Management of: Greg Duncan Chairman & CEO R. Michael Gendreau MD, PhD CMO Ralph Grosswald VP of Operations Angela Walsh SVP of Finance E X E C U T I V E  T E A M

Fibromyalgia Disease Overview

Disease Characteristics

- FM is a Chronic Disease that Affects up to 8% of the US Population
- Hallmark Characteristics are Widespread Chronic Pain and Severe Fatigue
  - Symptoms Present for ≥ 3 Months
- Other Symptoms May Include GI, Sleep, Mood Disorder and Headache

Devastating Impact

- Patients with FM > 3x Risk of Committing Suicide v. General Population
- High Healthcare Utilization and Significant Disability
- Estimates Suggest as Many as 40% of FM Patients are Treated with Opioids
  - Opioid-treated Patients have Worse Outcomes Across Multiple Assessment Domains



Sources: The Hidden Impact of Musculoskeletal Disorders on Americans, 4th edition; Berger et al *Clin Pract* 2007; White et al *J Occup Environ Med* 2008; Wolfe et al *Arthritis Care & Res* 2014; Fitzcharles et al *Am J Med* 2011; Robinson et al *Pain Medicine* 2012; Peng et al *Clin J Pain* 2015

VIRIOS Therapeutics

5

0 50 100 150 200 250 300 Asia Africa Europe Latin America 3% Prevalence 6% Prevalence 10.0M 3.6M 2.0M Total FM Patients Diagnosed Patients Treated Patients The Fibromyalgia Market is Large and Poised for Growth if Better Therapeutic Options Emerge 6 Worldwide FM Prevalence Ranges From 3%-6% of the Population Significant US FM Market Growth Potential Still Exists 36% Diagnostic Rate 20% Treatment Rate 139M 279M 40M 80M 22M 44M 20M 39M Est. 221M - 447M FM Patients Across the Globe Source:  National Fibromyalgia and Chronic Pain Association 2021; Vincent, A et al  Arthritis Care Research 2013; Robinson et al Pain Medicine, 2012

Polypharmacy and Utilization of Unapproved Therapies Demonstrate Significant Unmet Need 7 Approved FM Medications Not Approved for FM 75% 25% 26.8% 24.5% 8.9% 0% 10% 20% 30% 40% Cymbalta (duloxetine) Lyrica (pregablin) Savella Approved Medicines • 2.0M Rx Treated FM Patients • Avg 2.6 Rx per Patient Share of US Treated FM Patients by Therapy Source: Robinson et al, Pain Medicine, 2012, . Lumleian primary research for Virios Therapeutics, Inc. Only 15% of FM Treatment Prescribers Reported Satisfaction with Existing Treatments

A New Treatment for Fibromyalgia Could Have Significant Commercial Potential in the US Market Alone 8 Total Projected US FM Community FM Market Est. to Have 5x Current Potential Lyrica Price was $16/day in 2019, Compliance Rate Est @60% Fortune Business Insights Report, the FM Market Sales at $1.9B in 2019 24.5% Share Source: Express Wire, 2019, National Fibromyalgia and Chronic Pain Association, 2021; Evaluate Pharma,  2019; Robinson et al Pain Medicine 2012, Vincent et al Arthritis Care Research, 2013; Redbook, 2019  Full US FM Market Potential Est. at 10.0M Patients 2M FM  Patients  Treated  500K

Discovery Implicates Dormant HSV-1 Reactivation Triggers Immune Response and Manifestation of Fibromyalgia 9 The World Health Organization Estimates That 3.7 Billion People Under the Age of 50 – or 67% of the Population are infected with Herpes Simplex Virus Type 1 (HSV-1), a Life-long Infection Source:  P. A . Bond, Medical Hypotheses, 1993,; R. A Vere Hodge and Y.‐G. Cheng, Antiviral Chemistry & Chemotherapy, 1993; Kaufman et al, IOVS, 2005; Liu Y, et al, Scientific World Journal, 2014; Higaki S, et al Current Eye Research, 2009; Francisco Javier Ibañez et al, Frontiers in Microbiology, 2018,

IMC-1’s Synergistic Antiviral Mechanism Serves as Basis for Proposed Fibromyalgia Treatment Effect 10 IMC‐1 Inhibits  HSV‐1  Virus, FM Pain  Reduced Source:  P. A . Bond, Medical Hypotheses, 1993,; R. A Vere Hodge and Y.‐G. Cheng, Antiviral Chemistry & Chemotherapy, 1993; Liu Y, et al,  Scientific World Journal, 2014; Higaki S, et al Current Eye Research, 2009; Francisco Javier Ibañez et al, Frontiers in Microbiology, 2018

11 Viral GI Tissue Study: Patient population: • 30 Patients who Presented with Both FM and a Chronic GI Disorder • 15 Control Patients, No FM or GI Disorder GI Biopsies were Evaluated for Herpesvirus Infection: • Analysis for ICP8 Viral Protein • ICP8 Only Present During Active HSV-1 Infection • PCR was Used to Detect Herpesvirus DNA IMC-1 Target Antiviral Mechanism Corroborated by GI Biopsy Research Executed with the University of Alabama 0 5 10 15 20 25 30 FM+GI Control Number of Patients HSV-1 No HSV-1 Active HSV-1 Infection (ICP8) (Fisher’s Exact Test) P=<0.0001

Week12345678910111213141516 IMC-1 N = 69 Placebo N = 74 12 Design Summary: • Randomized, Double-blind, Multi-center, Placebo-controlled • IMC-1 (famciclovir + celecoxib) vs Placebo, Dosed Twice Daily • Diagnosis of Fibromyalgia Using 2010 American College of Rheumatology, Assessments at Weeks 6, 12 and 16 IMC-1: Completed Phase 2a Clinical Proof of Concept Trial Primary Endpoints Reduction in Pain Key Secondary Endpoints PGIC, FIQ-R Domains, 30% & 50% pain responder analyses Week 6 Week 12 Week 16 Received study drug treatment for a total of 16 weeks Baseline Patients 18–70 Years Old Randomized 1:1 (N = 143)

13 IMC-1 Demonstrated Statistically Significant Reduction in Pain in Phase 2a Clinical Trial Source: Pridgen et al, Journal of Pain Research, 2017, Virios Therapeutics, Inc.

IMC-1 Treatment Resulted in Consistent Treatment Effects at 16 Weeks Across Spectrum of Fibromyalgia Endpoints

Secondary Endpoints	P Value
PROMIS (NIH) Fatigue Assessment	**p=0.001**
PGIC - Patient's Global Impression of Change	**P=0.040**
FIQ-R - Revised Fibromyalgia Impact Questionnaire Total Score	**p=0.002**
FIQ-R – Functional Domain	**p=0.004**
FIQ-R – Overall Impact Domain	**p=0.003**
FIQ-R – Symptoms Domain	**p=0.004**
Pain Responder Analysis – **50% Pain Reduction** • 24 Hour Recall NRS • 7 Day Recall NRS	 **p=0.009** **p=0.001**
Pain Responder Analysis – **30% Pain Reduction** 24 Hour Recall NRS @ week 16 7 Day Recall NRS @ week 16	 **p=0.052** **p=0.012**
Use of Rescue Medication	**p=0.037**

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VIRIOS Therapeutics

Key Secondary Outcomes at 16 Weeks 15 Source: Pridgen et al, Journal of Pain Research, 2017, 2017, Virios Therapeutics, Inc.

IMC-1 Had a Lower Discontinuation Rate Versus Placebo in Fibromyalgia Phase 2a Study 16 Placebo IMC-1 IMC-1 Difference Discontinuation reasons: Adverse event 12 (16.2%) 4 (5.8%) 2.8X reduction Therapeutic failure 12 (16.2%) 5 (7.2%) 2.3X reduction Other 5 (6.8%) 3 (4.4%) 1.5X reduction (p=0.012) Source:  Pridgen et al, Journal of Pain Research, 2017

IMC-1 Phase 2b Design to be Conducted Using Optimized IMC-1 Dosage

Primary Endpoint: Reduction in pain as measured by NRS 24 Hour Recall via daily electronic diary

Secondary Endpoints: Fatigue, sleep, global health, and patient functionality

FM Diagnosis using 2016 ACR criteria

IMC-1 Fixed Dose Tablet Dosed Twice Daily: 675mg famciclovir + 180mg celecoxib

Daily Assessments: 16 Weeks

Females Aged 18-65 (n =460)

- **IMC-1 single tablet dosed b.i.d. n = 230**
- **Placebo dosed b.i.d. n = 230**

Week 2 Visit | Week 6 Visit | Week 12 Visit | Week 14 Visit | Week 16 Visit



'21
'22
'23
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Study Duration
Results
Mid-2022
Cash Runway

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IMC-1 Regulatory Considerations 18  By combining proprietary doses of two approved drugs, our fixed dose combination development candidates has the advantage of being eligible for submission to the FDA for approval under Section 505(b)(2)  IMC-1 Composition of Matter “Synergy” intellectual property protection to 2033  Based on the significant unmet need in treating FM and positive Phase 2a FM data, IMC-1 has been granted FDA designation for fast-track review status  Most products that are eligible for fast-track designation are also likely to be considered appropriate to receive a priority review – Priority review means that the goal for the FDA to review an application is six months, rather than the standard review of ten months under current PDUFA guidelines  This unique approach enabled us to advance IMC-1 directly into a Phase 2a proof of concept study at a fraction of the cost of traditional drug development  The Phase 2b and chronic toxicology studies are planned components of the registration package, supporting Phase 3 requirements

IMC-1 Pipeline Potential Extends to Other Functional Somatic Syndromes

FIBROMYALGIA

- IMC-1 Statistically Significant Reduction in Pain P2a
- FDA Fast Track Review Designation, Progressing to P2b

IRRITABLE BOWEL SYNDROME

- Univ. of AL GI Biopsy Data Confirm Active HSV-1 in IBS
- ROME IV IBS Assessment Criteria Places Increasing Focus on Pain

CHRONIC FATIGUE SYNDROME/ MYALGIC ENCEPHALITIS

- Viral infections identified as possible triggers of CFS/ME
- IMC-1 Statistically Significant Reduction in fatigue in FM P2a
- Fatigue most common symptom beyond 2 weeks after COVID-19 onset

Source: WL Pridgen, MD et al, *Journal of Pain Research*, 2017; Virios Therapeutics Data on File, 2021; Santa Rosa et al, *Journal of Translational Medicine*, 2018; Rita Rubin, PhD, MA *JAMA* 2020

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VIRIOS Therapeutics

Virios Therapeutics Inc Combination Antiviral Pipeline Includes 21 Issued Patents 20 Issued US IMC-1 Patents • U.S. “Composition of Matter” Patents (US 8,809,351 & US 10,034,846) Drug-combination of famciclovir and celecoxib • U.S. “Method-of-Use” Patent (US 9,040,546) Famciclovir + celecoxib for the treatment of FM (fibromyalgia), CFS or IBS • U.S. “Method-of-Use” Patent (US 9,173,863) Method of dispensing famciclovir + celecoxib in a regimen to treat Functional Somatic Syndrome conditions • U.S. “Composition of Matter” Synergistic Patent (US 10,251,853) Synergistic combination for total daily dose of famciclovir and celecoxib Issued Foreign IMC-1 Patents • European Patent (EP 2 811 833 & 2 965 759 – validated in 18 countries), Japan (JP 5855770 & 6422848), Australia (AU 2013217110), China (CN 104144606), Korea (KR 10-1485748) & Canada (2,863,812) US Patents Covering Other Anti-Viral Combinations • U.S. 9,682,051 (acyclovir/meloxicam) • U.S. 8,623,882 (acyclovir/diclofenac) • U.S. 9,259,405 (famciclovir/diclofenac) • U.S. 9,642,824 (valacyclovir/diclofenac) • U.S. 9,980,932 (valacyclovir/meloxicam) • U.S. 10,543,184 (acyclovir/celecoxib) • U.S. 10,632,087 (famciclovir/meloxicam) • U.S. 11,096,912 (valacyclovir/celecoxib)

Capital Table as of June 30th 2021 21 Listing/Symbol Nasdaq/VIRI Common Shares Outstanding 8,330,390 Underwriters Warrants* (Exercisable at $12.50/share) 172,500 Stock Options (Employees, Directors & Officers)** 1,041,647 Fully Diluted Shares Outstanding 9,544,537 Management Ownership*** on a Fully Diluted Basis 20.0% *Become Exercisable on December 16, 2021 **Weighted Avg. Exercise Price of $9.31/share ***Includes officers and directors

Virios Therapeutics Summary 22 Virios Team and Board of Directors Have Led Development or Commercialization for Two of Three FDA Approved FM Medicines The Fibromyalgia (FM) Market is Large, but Dissatisfied – Highlighting Significant Commercial Potential for a Differentiated New FM Treatment Novel Combination Antiviral Therapy, Oral IMC-1 (famciclovir + celecoxib), is Supported by Significant Pain Reduction Benefits in Phase 2a FM Trial • IMC-1 Enjoys Composition Of Matter IP to 2033 • First Ever “FDA Fastrack Review” Designation for FM Treatment